2024 INVESTOR DAY July 30, 2025 Q2 2025 Earnings Presentation

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to, factors such as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry that could adversely impact our profitability and achieving our long-term growth targets; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with seasonal changes or significant disruptions in the transportation industry; risks associated with identifying and completing suitable acquisitions; our dependence on and changes in relationships with existing contracted truck, rail, ocean, and air carriers; risks associated with the loss of significant customers; risks associated with reliance on technology to operate our business; cyber-security related risks; our ability to staff and retain employees; risks associated with operations outside of the U.S.; our ability to successfully integrate the operations of acquired companies with our historic operations or efficiently managing divestitures; climate change related risks; risks associated with our indebtedness; risks associated with interest rates; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations including environmental-related regulations; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of changes in political and governmental conditions; changes to our capital structure; changes due to catastrophic events; risks associated with the usage of artificial intelligence technologies; risks associated with cybersecurity events; and other risks and uncertainties detailed in our Annual and Quarterly Reports. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. 2©2025 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Thoughts from President & CEO, Dave Bozeman 3 ■ Our Q2 results reflect six consecutive quarters of consistent outperformance through the disciplined execution of the strategic initiatives that we shared at our Investor Day in December — there is no doubt in our minds that we are on the right path to deliver sustainable outperformance in all market cycles. ■ I’m proud of the Robinson team for embracing our new operating model and the discipline needed to improve our say-do ratio and to generate higher highs and higher lows across market cycles. ■ We are not waiting for a market recovery to improve our financial results, and the strategies that our Robinson team is executing are not only working, but they are built to be effective in any market environment. ■ We’re still in the early innings of our transformation journey, but we have demonstrated our ability to responsibly grow market share and expand margins at the same time. This has enabled us to approach our mid-cycle operating margin targets despite operating in an elongated trough of the freight cycle.

IMPROVEPLAN ACTIVATE • Enterprise Strategy Map • Divisional Strategy Maps • Shared Services Strategy Maps • Regular operating review cadence (daily, weekly, monthly, quarterly) • Binary view of success (green) or opportunity (red) • Enterprise • Divisional • Shared Services • Accountable action plans on all scorecards with red • Embrace and attack the red! • e.g., Gemba walks (go to the desk) Scorecard: Measurable and Actionable Inputs Defined Strategic Workstreams Clear Long-Term Strategy and Goals Continuous and Rigorous Measurement and Action Plans Continuously Improving. Never Stops. 1 2 3 4 5 Robinson Operating Model 4

Q2 Highlights

- NAST gained market share in truckload and LTL and increased AGP/shipment Y/Y, through disciplined pricing and a cost of hire advantage
- Global Forwarding (GF) continued to win new business and improve the yield of its portfolio by beginning to implement revenue management practices
- NAST & GF productivity improved Y/Y, driving NAST income from operations up 16% Y/Y and GF income from operations up 25%
- Focused on providing best-in-class service to our customers and carriers, gaining profitable share in targeted market segments, streamlining our processes, applying Lean principles and leveraging evolving AI technology to drive out waste and optimize our costs, with a disciplined operating model that arms our people with innovative tools, decouples headcount growth from volume growth and drives operating leverage

Q2 2025

$4.1B
Total Revenues
-7.7% Y/Y

$693M
Adj. Gross Profits(1)
+0.8% Y/Y

$216M
Income from Operations
+21.2% Y/Y

$220M of Adj. Income from Operations(1)

$1.26
Net Income/Share
+20.0% Y/Y

$1.29 of Adj. Net Income per Share(1)

C.H. ROBINSON

1. Adjusted gross profits, adjusted income from operations and adjusted net income per share are non-GAAP financial measures. Refer to pages 21 through 24 for further discussion and a GAAP to Non-GAAP reconciliation.

5

Complementary Global Suite of Services

Over half of total revenues are garnered from customers to whom we provide both surface transportation and global forwarding services, and this percentage has grown year-over-year due to our One Robinson go-to-market approach.[1]

North American Surface Transportation (NAST)

- Adjusted gross profit (AGP) per load/order increased Y/Y in both TL and LTL
- NAST volume performance outpaced the market indices for the 9th quarter in a row
- Significant opportunities for profitable growth remain in a highly fragmented market
- Focused on initiatives that improve the customer and carrier experience and lower our cost to serve
- Productivity improvements are being driven by removing waste and increasing automation

+3.0% Y/Y

Q2 2025 Adjusted Gross Profits[2]



27%
11%
62%

+1.9% Y/Y

Global Forwarding (GF)

- Tariff policies reduced demand & increased duty outlays for customers
- Customs AGP up 31.7% Y/Y
- Ocean volume declined 4.0% Y/Y & air tonnage declined 12.5% Y/Y
- Continuing to diversify our trade lane and industry vertical exposure

-12.3% Y/Y

All Other & Corporate

- Robinson Fresh AGP up 11.3% Y/Y due to increase in integrated supply chain solutions
- Managed Solutions Q2 AGP up 0.9% Y/Y
- Other Surface Transportation AGP declined to zero due to divestiture of Europe Surface Transportation business in February 2025

C.H. ROBINSON

1. Measured over trailing twelve months.
2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

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NAST Q2'25 Results by Service

Second Quarter Highlights

- Total NAST volume grew 1.0% Y/Y, reflecting the 9th consecutive quarter of market share growth[2]
- Truckload volume flat Y/Y[2]
- LTL AGP per order increased 3.0% Y/Y and volume increased 1.5% Y/Y[2]
- Truckload AGP per shipment increased 2.5% Y/Y due to disciplined pricing and procurement efforts and the continued advancement of our dynamic pricing and costing capabilities, resulting in higher profit per shipment on contractual volume and an 80 bps Y/Y improvement in NAST AGP margin[2]

Adjusted Gross Profits[1] ($ in millions)

	2Q25	2Q24	%▲
Truckload ("TL")	**$261.5**	**$254.8**	**2.6%**
Less than Truckload ("LTL")	**$150.5**	**$144.2**	**4.4%**
Other	**$20.3**	**$20.6**	**(1.8)%**
Total Adjusted Gross Profits	**$432.2**	**$419.7**	**3.0%**
Adjusted Gross Profit Margin %	*14.8%*	*14.0%*	*80 bps*

C.H. ROBINSON

1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Growth rates are rounded to the nearest 0.5 percent.

7

Truckload Price and Cost Change (1)(2)(3) 8 Truckload Q2 Volume(2)(4) — % Price/Mile(1)(2)(3) +3.5 % Cost/Mile(1)(2)(3) +3.5 % Adjusted Gross Profit(4) +2.6% 1. Price and cost change represents YoY change for North America truckload shipments across all segments. 2. Growth rates are rounded to the nearest 0.5 percent. 3. Pricing and cost measures exclude fuel surcharges and costs. 4. Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. ■ 65% / 35% truckload contractual / transactional volume mix in Q2 ■ Average routing guide depth of 1.3 in Managed Solutions business vs. 1.2 in Q2 last year, reflecting a continuing decline in industry capacity Yo Y % C ha ng e in P ric e an d C os t p er M ile YoY Price Change YoY Cost Change 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 -30% -20% -10% 0% 10% 20% 30% 40% 50%

Truckload AGP $ per Shipment Trend


NAST Adjusted Gross Profit $ per Truckload Shipment (left axis)
Average NAST AGP $ per Truckload Shipment (left axis)
NAST Adjusted Gross Profit Margin % (right axis)
NAST Adjusted Gross Profit $ per Truckload Shipment
NAST Adjusted Gross Profit Margin %
20%
19%
18%
17%
16%
15%
14%
13%
12%
11%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

- Disciplined pricing and capacity procurement efforts and continued advancement of our dynamic pricing and costing capabilities resulted in improved optimization of volume and AGP(1)
- Increase in short haul volume contributed to higher mix of short haul and a sequential decline in AGP $ per shipment(1)

C.H. ROBINSON

1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

9

Global Forwarding Q2'25 Results by Service

Second Quarter Highlights

- Tariff policies reduced volume in the Transpacific lane, caused global demand fluctuations & increased duty outlays for customers
- Ongoing conflict in the Red Sea continued to cause vessel re-routing. Although rates remain elevated, they declined Y/Y due to increasing capacity and softer demand
- Ocean AGP decreased due to a 4.0% decline in shipments and a 3.5% decrease in AGP per shipment[2]
- Air AGP increased due to a 27.5% increase in AGP per metric ton shipped, partially offset by a 12.5% decline in metric tons shipped[2]
- Customs AGP increased due to a 31.0% increase in adjusted gross profit per transaction and a 0.5% increase in volume[2]

Adjusted Gross Profits [1] ($ in millions)

	2Q25	2Q24	%▲
Ocean	$107.9	$116.6	(7.5)%
Air	$34.0	$30.5	11.5%
Customs	$35.1	$26.7	31.7%
Other	$10.6	$10.3	3.1%
Total Adjusted Gross Profits	**$187.6**	**$184.1**	**1.9%**
Adjusted Gross Profit Margin %	*23.5%*	*20.0%*	*350 bps*

C.H. ROBINSON

1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Growth rates are rounded to the nearest 0.5 percent.

10

All Other & Corporate Q2’25 Results 11 Robinson Fresh ■ Increased AGP due to an increase in integrated supply chain solutions for retail and foodservice customers Managed Solutions ■ Total freight under management of $1.4B in Q2 Other Surface Transportation ■ Decline in AGP driven by the divestiture of our Europe Surface Transportation business on February 1, 2025 2Q25 2Q24%▲ Robinson Fresh $44.4 $39.9 11.3% Managed Solutions $29.0 $28.8 0.9% Other Surface Transportation $— $15.1 (100.0)% Total $73.4 $83.7 (12.3)% Adjusted Gross Profits (1) ($ in millions) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Second Quarter Highlights

Streamlining & Automating Processes to Drive Profitable Growth 12 12

New Customer & Carrier Experiences Driving Digital Adoption 13 ■ Improving customer and carrier outcomes with technology that supports our people and processes ■ Leveraging Gen AI and Agentic AI to capitalize on our data and information advantage ■ Delivering process optimization by eliminating productivity bottlenecks ■ Accelerating the digital execution of critical touch points in the lifecycle of a load: • Reducing manual tasks per shipment • Reducing time per task 13

© C.H. Robinson Worldwide, Inc. All rights reserved. 14 Our Customer Promise

Capital Allocation Priorities: Balanced and Opportunistic 15 Cash Flow from Operations & Capital Distribution ($M) ■ $161 million of cash returned to shareholders in Q2 2025 ■ Q2 2025 capital distribution increased 110% Y/Y ■ More than 25 years of annually increasing dividends, on a per share basis ■ 919K shares repurchased at an average price of $93.40 ■ The Y/Y increase in cash from operations was driven by growth in net income and a favorable Y/Y change in net operating working capital. ■ We'll continue to manage our capital structure to maintain our investment grade credit rating. ■ Improved leverage ratio has led to a higher likelihood of share repurchases compared to last year.

2024 INVESTOR DAY Appendix

Q2 2025 Transportation Results(1) 17 Three Months Ended June 30 Six Months Ended June 30 $ in thousands 2025 2024 % Change 2025 2024 % Change Total Revenues $ 3,746,660 $ 4,121,930 (9.1) % $ 7,468,575 $ 8,204,518 (9.0) % Total Adjusted Gross Profits(2) $ 654,019 $ 651,547 0.4% $ 1,294,564 $ 1,279,139 1.2 % Adjusted Gross Profit Margin % 17.5% 15.8% 170 bps 17.3% 15.6% 170 bps Transportation Adjusted Gross Profit Margin % 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 19.7% 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% 15.2% 15.4% 17.2% Q2 19.3% 16.2% 16.2% 18.3% 17.5% 13.8% 15.4% 15.5% 15.8% 17.5% Q3 17.6% 16.4% 16.6% 16.9% 14.4% 13.7% 15.1% 15.1% 16.4% Q4 17.2% 16.6% 17.7% 15.6% 14.3% 13.3% 15.5% 15.0% 16.9% Total 18.4% 16.6% 16.7% 17.3% 15.3% 13.8% 14.8% 15.2% 16.1% 1. Includes results across all segments. 2. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q2 2025 NAST Results

$ in thousands	Three Months Ended June 30 2025	2024	% Change	Six Months Ended June 30, 2025	2024	% Change
Total Revenues	$ 2,918,227	$ 2,989,909	(2.4)%	$ 5,786,647	$ 5,990,222	(3.4)%
Total Adjusted Gross Profits[(1)]	$ 432,248	$ 419,657	3.0 %	$ 850,572	$ 816,767	4.1 %
Adjusted Gross Profit Margin %	*14.8%*	*14.0%*	*80 bps*	*14.7%*	*13.6%*	*110 bps*
Income from Operations[(2)]	$ 163,991	$ 141,102	16.2 %	$ 307,662	$ 249,997	23.1 %
Adjusted Operating Margin %	*37.9%*	*33.6%*	*430 bps*	*36.2%*	*30.6%*	*560 bps*
Depreciation and Amortization	$ 4,815	$ 5,525	(12.9)%	$ 9,624	$ 10,875	(11.5)%
Total Assets	$ 2,971,926	$ 3,053,769	(2.7)%	$ 2,971,926	$ 3,053,769	(2.7)%
Average Headcount	5,283	5,868	(10.0)%	5,283	5,929	(10.9)%

1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Includes $0.7 million of restructuring charges in the Three Months and Six Months Ended June 30, 2025 related to workforce reductions. Includes $8.5 million of restructuring charges in the Three Months Ended June 30, 2024 related to workforce reductions and charges to reduce our facilities footprint including early termination or abandonment of office buildings under operating leases and $13.4 million of restructuring charges in the Six Months Ended June 30, 2024 related to workforce reductions, impairment of internally developed software due to reprioritizing the efforts of our product and technology teams, and charges to reduce our facilities footprint including early termination or abandonment of office buildings under operating leases.

C.H. ROBINSON

18

Q2 2025 Global Forwarding Results 19 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $2.6 million of restructuring charges in the Three Months and Six Months Ended June 30, 2025 related to workforce reductions. Includes $3.5 million of restructuring charges in the Three Months Ended June 30, 2024 and $7.0 million of restructuring charges in the Six Months Ended June 30, 2024 mainly related to workforce reductions. Three Months Ended June 30 Six Months Ended June 30 $ in thousands 2025 2024 % Change 2025 2024 % Change Total Revenues $ 797,800 $ 921,223 (13.4) % $ 1,572,688 $ 1,779,860 (11.6) % Total Adjusted Gross Profits(1) $ 187,581 $ 184,067 1.9% $ 372,209 $ 364,112 2.2 % Adjusted Gross Profit Margin % 23.5% 20.0% 350 bps 23.7% 20.5% 320 bps Income from Operations(2) $ 51,330 $ 40,982 25.3% $ 94,273 $ 72,534 30.0 % Adjusted Operating Margin % 27.4% 22.3% 510 bps 25.3% 19.9% 540 bps Depreciation and Amortization $ 2,188 $ 2,793 (21.7) % $ 4,327 $ 5,637 (23.2) % Total Assets $ 1,332,889 $ 1,306,075 2.1% $ 1,332,889 $ 1,306,075 2.1 % Average Headcount 4,436 4,652 (4.6) % 4,469 4,770 (6.3) %

Q2 2025 All Other and Corporate Results

	Three Months Ended June 30					Six Months Ended June 30,				
$ in thousands		2025		2024	% Change		2025		2024	% Change
Total Revenues	$	420,516	$	572,216	(26.5%)	$	823,948	$	1,125,577	(26.8%)
Total Adjusted Gross Profits[1]	$	73,402	$	83,685	(12.3%)	$	143,538	$	164,259	(12.6%)
Income (loss) from Operations[2]	$	598	$	(3,994)	N/M	$	(9,163)	$	(17,308)	N/M
Depreciation and Amortization	$	17,863	$	16,736	6.7%	$	36,557	$	32,420	12.8%
Total Assets	$	1,017,096	$	1,152,502	(11.7%)	$	1,017,096	$	1,152,502	(11.7%)
Average Headcount		3,139		3,954	(20.6%)		3,414		4,032	(15.3%)

1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Includes $1.1 million of charges in the Three Months Ended June 30, 2025 primarily related to workforce reductions. Includes $9.7 million of charges in the Six Months Ended June 30, 2025 primarily related to a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building. Includes $3.1 million of restructuring charges in the Three Months Ended June 30, 2024 mainly related to workforce reductions and $7.7 million of restructuring charges in the Six Months Ended June 30, 2024 related to workforce reductions and impairment of internally developed software due to reprioritizing the efforts of our product and technology teams.

C.H. ROBINSON

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Non-GAAP Reconciliations

Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below:

$ in thousands	Three Months Ended June 30				Six Months Ended June 30,			
	2025		2024		2025		2024	
Revenues:								
Transportation	$3,746,660		$ 4,121,930		$ 7,468,575		$ 8,204,518	
Sourcing	389,883		361,418		714,708		691,141	
Total Revenues	$4,136,543		$ 4,483,348		$ 8,183,283		$ 8,895,659	
Costs and expenses:								
Purchased transportation and related services	3,092,641		3,470,383		6,174,011		6,925,379	
Purchased produced sourced for resale	350,671		325,556		642,953		625,142	
Direct internally developed software amortization	13,681		10,883		29,347		21,105	
Total direct costs	$3,456,993		$ 3,806,822		$ 6,846,311		$ 7,571,626	
Gross profit & Gross profit margin	**$ 679,550**	**16.4%**	**$ 676,526**	**15.1%**	**$ 1,336,972**	**16.3%**	**$ 1,324,033**	**14.9%**
Plus: Direct internally developed software amortization	13,681		10,883		29,347		21,105	
Adjusted gross profit/Adjusted gross profit margin	**$ 693,231**	**16.8%**	**$ 687,409**	**15.3%**	**$ 1,366,319**	**16.7%**	**$ 1,345,138**	**15.1%**

C.H. ROBINSON

21

Non-GAAP Reconciliations 22 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. Our adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture is a similar non-GAAP financial measure to adjusted operating margin, but also excludes the impact of restructuring, lease impairment, and/or losses from divestiture. We believe adjusted operating margin and adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture are useful measures of our profitability in comparison to our adjusted gross profit, which we consider a primary performance metric as discussed above. The comparisons of operating margin to adjusted operating margin and adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture are presented below: Three Months Ended June 30 Six Months Ended June 30, $ in thousands 2025 2024 2025 2024 Total Revenues $ 4,136,543 $ 4,483,348 $ 8,183,283 $ 8,895,659 Income from operations 215,919 178,090 392,772 305,223 Operating margin 5.2% 4.0% 4.8% 3.4% Adjusted gross profit $ 693,231 $ 687,409 $ 1,366,319 $ 1,345,138 Income from operations 215,919 178,090 392,772 305,223 Adjusted operating margin 31.1% 25.9% 28.7% 22.7% Adjusted gross profit $ 693,231 $ 687,409 $ 1,366,319 $ 1,345,138 Adjusted income from operations(1) 220,229 193,279 405,695 333,355 Adjusted operating margin - excluding restructuring, lease impairment charge, and/or loss on divestiture 31.8% 28.1% 29.7% 24.8% 1. In the Three Months Ended June 30, 2025, we incurred expenses of $3.9 million primarily related to workforce reductions and $0.4 million of other charges. In the Six Months Ended June 30, 2025, we incurred expenses of $5.1 million primarily related to workforce reductions and $7.8 million of other charges, which includes a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building. In the Three Months Ended June 30, 2024, we incurred restructuring expenses of $9.4 million related to workforce reductions and $5.7 million of other charges, primarily related to charges to reduce our facilities footprint. In the Six Months Ended June 30, 2024, we incurred restructuring expenses of $17.4 million related to workforce reductions and $10.7 million of other charges, primarily related to an impairment of internally developed software and charges to reduce our facilities footprint.

Non-GAAP Reconciliations

Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted) are non-GAAP financial measures. These non-GAAP measures are calculated excluding the impact of restructuring, lease impairment, and/or losses from divestiture. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted). The reconciliation of these non-GAAP measures are presented below (in thousands except per share data):

	Three Months Ended June 30, 2025				Six Months Ended June 30, 2025			
	NAST	Global Forwarding	All Other and Corporate	Consolidated	NAST	Global Forwarding	All Other and Corporate	Consolidated
Income (loss) from operations	$ 163,991	$ 51,330	$ 598	$ 215,919	$ 307,662	$ 94,273	$ (9,163)	$ 392,772
Severance and other personnel expenses	677	2,576	635	3,888	677	2,576	1,822	5,075
Other selling, general, and administrative expenses	—	—	422	422	—	—	7,848	7,848
Total adjustments to income (loss) from operations[1][2]	677	2,576	1,057	4,310	677	2,576	9,670	12,923
Adjusted income (loss) from operations	**$ 164,668**	**$ 53,906**	**$ 1,655**	**$ 220,229**	**$ 308,339**	**$ 96,849**	**$ 507**	**$ 405,695**
Adjusted gross profit	$ 432,248	$ 187,581	$ 73,402	$ 693,231	$ 850,572	$ 372,209	$ 143,538	$ 1,366,319
Adjusted income (loss) from operations	164,668	53,906	1,655	220,229	308,339	96,849	507	405,695
Adjusted operating margin - excluding lease impairment charge, restructuring, and loss on divestiture	38.1%	28.7%	N/M	31.8%	36.3%	26.0%	N/M	29.7%
			$ in 000's	per share			$ in 000's	per share
Net income and per share (diluted)			$ 152,471	$ 1.26			$ 287,773	$ 2.37
Lease impairment charge, pre-tax			—	—			6,259	0.05
Restructuring and related costs, pre-tax			3,881	0.04			3,881	0.03
Loss on divestiture, pre-tax			429	0.00			2,783	0.02
Tax effect of adjustments			(1,005)	(0.01)			(2,031)	(0.01)
Adjusted net income and per share (diluted)			**$ 155,776**	**$ 1.29**			**$ 298,665**	**$ 2.46**

C.H. ROBINSON

1. The Three Months Ended June 30, 2025 includes severance and other personnel expenses of $3.9 million related to workforce reductions and $0.4 million of other charges.
2. The Six Months Ended June 30, 2025 includes severance and other personnel expenses of $5.1 million primarily related to workforce reductions and $7.8 million of other charges, which includes a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building.

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Non-GAAP Reconciliations

Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted) are non-GAAP financial measures. These non-GAAP measures are calculated excluding the impact of restructuring, lease impairment, and/or losses from divestiture. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted). The reconciliation of these non-GAAP measures are presented below (in thousands except per share data):

	Three Months Ended June 30, 2024				Six Months Ended June 30, 2024			
	NAST	Global Forwarding	All Other and Corporate	Consolidated	NAST	Global Forwarding	All Other and Corporate	Consolidated
Income (loss) from operations	$ 141,102	$ 40,982	$ (3,994)	$ 178,090	$ 249,997	$ 72,534	$ (17,308)	$ 305,223
Severance and other personnel expenses	4,758	2,179	2,508	9,445	7,784	5,394	4,209	17,387
Other selling, general, and administrative expenses	3,776	1,331	637	5,744	5,654	1,592	3,499	10,745
Total adjustments to income (loss) from operations(1)(2)	8,534	3,510	3,145	15,189	13,438	6,986	7,708	28,132
Adjusted income (loss) from operations	**$ 149,636**	**$ 44,492**	**$ (849)**	**$ 193,279**	**$ 263,435**	**$ 79,520**	**$ (9,600)**	**$ 333,355**
Adjusted gross profit	$ 419,657	$ 184,067	$ 83,685	$ 687,409	$ 816,767	$ 364,112	$ 164,259	$ 1,345,138
Adjusted income (loss) from operations	149,636	44,492	(849)	193,279	263,435	79,520	(9,600)	333,355
Adjusted operating margin - excluding restructuring	35.7%	24.2%	N/M	28.1%	32.3%	21.8%	N/M	24.8%
			$ in 000's	per share			$ in 000's	per share
Net income and per share (diluted)			$ 126,251	$ 1.05			$ 219,155	$ 1.83
Restructuring and related costs, pre-tax			15,189	0.13			28,132	0.24
Tax effect of adjustments			(3,645)	(0.03)			(6,746)	(0.06)
Adjusted net income and per share (diluted)			**$ 137,795**	**$ 1.15**			**$ 240,541**	**$ 2.01**

1. The Three Months Ended June 30, 2024 includes severance and other personnel expenses of $9.4 million related to workforce reductions and $5.7 million of other charges, primarily related to reducing our facilities footprint including early termination or abandonment of office buildings under operating leases.
2. The Six Months Ended June 30, 2024 includes severance and other personnel expenses of $17.4 million related to workforce reductions and $10.7 million of other charges, primarily related to an impairment of internally developed software and charges related to reducing our facilities footprint including early termination or abandonment of office buildings under operating leases.

C.H. ROBINSON

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2024 INVESTOR DAY Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com